PROFUNDS

ProFund VP Asia 30

ProFund VP Emerging Markets

ProFund VP Europe 30

ProFund VP International

ProFund VP Japan

ProFund VP Short Emerging Markets

ProFund VP Short International

(each a “Fund” and, collectively, the “Funds”)

Supplement dated August 14, 2020

to the Funds’ Summary Prospectus, Statutory Prospectus and Statement of Additional Information

dated May 1, 2020, each as supplemented or amended

Ryan Dofflemeyer no longer serves as a portfolio manager of the Funds and has been replaced by Alexander Ilyasov. The following changes to each Fund’s summary prospectus, statutory prospectus and statement of additional information are effective immediately:

Summary Prospectus and Statutory Prospectus:

The “Management” section in each Fund’s summary section is deleted in its entirety and replaced with the following:

The Fund is advised by ProFund Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Scott Hanson, Portfolio Manager, have jointly and primarily managed the Fund since August 2020 and August 2016, respectively.

The paragraph containing Ryan Dofflemeyer’s biography in the “Portfolio Management” section of the Statutory Prospectus is deleted in its entirety.

Statement of Additional Information (“SAI”):

Information about Ryan Dofflemeyer in the “Portfolio Manager Ownership” and “Other Accounts Managed by Portfolio Managers” tables in the “PORTFOLIO MANAGEMENT” section of the SAI is deleted in its entirety.

For more information, please contact the Fund at 1-866-776-5125.

Please retain this supplement for future reference.